Delaware The First State Page 1 2870540 8100 Authentication: 204425056 SR# 20243724113 Date: 09-18-24 You may verify this certificate online at corp.delaware.gov/authver.shtml I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “WILLIS LEASE FINANCE CORPORATION”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 2024, AT 7:47 O`CLOCK P.M.